Global Opportunities Bond Fund

              Supplement to the Prospectus dated September 1, 2009








Until October 4, 2009, the fund's name will remain Global Opportunities Bond Fund. Effective October 5, 2009, the fund's name will change to Legg Mason Global Opportunities Bond Fund. There will be no change in the fund's investment objective or investment policies as a result of the name change.








This Supplement should be retained with your Prospectus for future reference.


                    This Supplement is dated August 27, 2009.














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